SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant	☒

Filed by a party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

THE PRINCIPLED EQUITY MARKET FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

o Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

THE PRINCIPLED EQUITY MARKET FUND
20 William Street
Wellesley, Massachusetts 02481

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on March ___, 2014

To the Shareholders of The Principled Equity Market Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of The Principled Equity Market Fund (the "Fund"), a Massachusetts business trust, will be held at the offices of the Fund on March ___, 2014 at ______ a.m. Eastern Time and any adjournments thereof (collectively the "Special Meeting") for the following purposes:

1.	To approve or disapprove a new investment sub-advisory agreement to be entered into with PanAgora Asset Management, Inc. with respect to the Fund;

2.	To elect seven Trustees of the Fund to hold office until their respective successors have been duly elected and qualified; and

3.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

The Board of Trustees has fixed the close of business on February ___, 2014 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

Please note that a copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed  sub-advisory agreement) and Proxy Voting Ballot are available at [insert URL], as well as the Fund’s most recent Annual and Semi-Annual Report.

By order of the Board of Trustees

/s/ David W.C. Putnam
Secretary

_______________, 2014

YOUR VOTE IS IMPORTANT!
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND
THE SPECIAL MEETING ARE REQUESTED TO COMPLETE,
DATE AND SIGN THE ACCOMPANYING PROXY CARD AND TO RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED
IN THE UNITED STATES, OR BY FAXING IT TO THE NUMBER LISTED ON THE PROXY CARD.  INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY CARD ARE SET FORTH ON THE INSIDE COVER OF THIS NOTICE.  IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

INSTRUCTIONS FOR EXECUTING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.            Individual Accounts:  Sign your name exactly as it appears in the Registration on the proxy card.

2.            Joint Accounts:  Either party may sign, but the name of the party signing should conform exactly to the name shown in the Registration on the proxy card.

3.            All Other Accounts:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration.  For example:

Registration		Valid Signature

Corporate Accounts

(1)	ABC Corp.	ABC Corp.
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp.
	c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee
	u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1)	John B. Smith, Cust.
	f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)	Estate of John B. Smith	John B. Smith, Jr., Executor

THE PRINCIPLED EQUITY MARKET FUND
20 William Street
Wellesley, Massachusetts  02481

____________, 2014

Dear Shareholder:

We are writing to inform you that a special meeting of the shareholders of the Principled Equity Market Fund will be held on March ___, 2014.  A Proxy Statement with respect to the meeting accompanies this letter.

The meeting is being held for the purpose of: 1) approving or not approving  a new sub-advisory agreement with PanAgora Asset Management Company; and 2) electing seven Trustees to the Fund to hold office until their respective successors have been duly elected and qualified.

The reapproval of the Fund’s sub-advisory agreement is made necessary by a change in ownership and resulting change in control of the majority owner of PanAgora.  The Investment Company Act of 1940 provides that such an  OwnershipTransfer may cause the termination  of the Fund's sub-advisory agreement with PanAgora and require that it be re-approved by the Fund's shareholders.  The Fund does not anticipate that this Ownership Transfer will have any material impact on  how the Fund  is managed on a day-to-day basis.

The election of Trustees is necessary to ensure continued fulfillment of regulatory requirements which require that two-thirds of Board  members of investment companies be elected by shareholders.

You are, of course, invited to attend the meeting in person.  However, since most mutual fund shareholders generally are unable to attend shareholders' meetings, we ask you to take a few minutes to fill out the enclosed proxy card and indicate your preferences with respect to reapproving the contract with PanAgora, and your intentions with respect to attending the meeting in person.  Even if you plan to attend the meeting it would be wise to execute and return your proxy so that if, at the last moment, you find you are not able to attend, your shares still will be represented.

We realize that it will take time to read the proxy statement, but your vote is important, so please review it, and sign and return your proxy card in the enclosed pre-addressed envelope.  If the Fund does not receive sufficient proxies to achieve a quorum within a reasonable period of time, representatives of the Fund may need to contact the shareholders and request that they vote their shares.

If you execute a proxy and subsequently wish to change it or to vote your shares in person at the meeting, you may do so any time prior to the recording of the vote at the meeting.

The Board of Trustees has approved the sub-advisory agreement and recommends that you vote for this proposal.  If you have any questions about this proxy, please call collect 1-800-356-1781.

Thank you for participating in this important process.

Sincerely,

/s/ David W.C. Putnam
President and Secretary
The Principled Equity Market Fund

THE PRINCIPLED EQUITY MARKET FUND
20 William Street
Wellesley, Massachusetts 02481

SPECIAL MEETING OF SHAREHOLDERS
___________, 2014

PROXY STATEMENT

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Trustees") of The Principled Equity Market Fund (the "Fund"), for use at a Special Meeting of Shareholders of the Fund to be held at ____ a.m. Eastern Time on March
____, 2014 at the offices of the Fund, 20 William Street, Wellesley, Massachusetts 02481, and any adjournments thereof (collectively, the "Special Meeting").  A notice of Special Meeting of Shareholders and a proxy card accompany this Proxy Statement.  This Proxy Statement and the accompanying proxy card are first being sent or given to shareholders on or about ___________, 2014.  In addition to solicitations of proxies by mail, beginning on or about _____________, 2014, proxy solicitations may also be made by telephone, telegraph or personal interviews conducted by officers of the Fund; regular employees of F.L. Putnam Investment Management Company, the Fund's manager (the "Manager"), Cardinal Investment Services, Inc., 5072 Annunciation Circle, Suite 317, Ave Maria, Florida 34142, the Fund's administrator; or other representatives of the Fund.  The costs of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund’s sub-adviser.  The Fund’s most recent annual and semi-annual report are available to shareholders upon request without charge by writing or by calling the Fund at 20 William Street, Wellesley, Massachusetts 02481 or 1-800-356-1781.

Voting Securities and Voting

The Board has fixed the close of business on February ____, 2014 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Special Meeting.  At the close of business on the Record Date, _____________ Shares of the Fund were outstanding.

If the enclosed proxy is properly executed and returned in time to be voted at the Special Meeting, the shares of beneficial interest ("Shares") represented by the proxy will be voted in accordance with the instructions marked therein.  Each full Share is entitled to one vote and any fractional Share is entitled to a fractional vote.  Unless instructions to the contrary are marked on the proxy, it will be voted FOR the matters listed in the accompanying Notice of Special Meeting of Shareholders.  Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Special Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Secretary of the Fund at the above address before the date of the Special Meeting.

The two proposals to be acted on by the shareholders of the Fund are:

1.	The consideration of a new investment sub-advisory agreement between the Manager and PanAgora Asset Management, Inc. ("PanAgora" or the "Sub-Adviser"); and

2.	The election of seven Trustees of the Fund to hold office until their respective successors have been duly elected and qualified.

The Trustees do not know of any actions to be considered at the Meeting other than these two proposals.  If any other matter is presented, the persons named in the proxy will vote in accordance with their best judgment.

Under the Fund’s Bylaws, a quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares of the Fund entitled to vote at the Special Meeting. In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present but sufficient votes to approve the proposals are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  In determining whether to adjourn the Special Meeting, the following factors may be considered:  the nature of the proposal that is the subject of the Special Meeting; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation.  Any adjournment will require the affirmative vote of a majority of those Shares represented at the Special Meeting in person or by proxy.

The Fund must have a quorum of shares represented at the Meeting, in person or by proxy, in order to take action on any matter relating to the Fund.  Under the Fund’s By-Laws, a quorum is constituted by the presence in person or by proxy of 50 percent of the outstanding shares of the Fund entitled to vote at the Meeting.

Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter.  Abstentions and broker non-votes will not, however, be counted as voting on any matter at the Meeting when the voting requirement is based on achieving a percentage of the “voting securities present.”  If any proposal requires the affirmative vote of the Fund’s outstanding shares for approval, a broker non-vote or abstention will have the effect of a vote against the proposal.

Security Ownership of Management and Certain Beneficial Owners

To the best knowledge of the Fund, there were no Trustees or officers of the Fund who were the beneficial owners of 5% or more of the outstanding shares of the Fund on the record date.

As of February ____, 2014, the officers and Trustees of the Fund as a group beneficially owned ___% of the Shares of the Fund.  To the Fund’s knowledge, the following shareholders own beneficially or of record 5% or more of the outstanding shares of the Fund as of February ____,  2014:

Name and Address of Owner	Shares	Percentage of Fund
Cede & Co.
Depository Trust Company
Bowling Green Station		____%
New York, NY 10004
St. Joseph’s Hospital of Atlanta
5673 Peachtree Dunwoody Road, NE		____%
Atlanta, GA 30342
Mercy Health System PP
BNY MELLON ASSET SERVICING
ATTN: Kevin Heisler		____%
1015 One Mellon Bank Center
Pittsburgh, PA 15258-0001
Sisters of Mercy of the Americas
Mid Atlantic Community Inc.		____%
515 Montgomery Ave
Merion Station, PA 19066-1297

In order that your Shares may be represented at the Special Meeting, you are requested to:

▪	Indicate your instructions on the enclosed proxy card;

▪	Date and sign the proxy card;

▪	Mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

▪	Allow sufficient time for the proxy card to be received on or before 10 a.m. Eastern Time on _________________, 2014.

PROPOSAL NO. 1

APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT
TO BE ENTERED INTO WITH PANAGORA ASSET MANAGEMENT, INC.
WITH RESPECT TO THE FUND

Background

The primary purpose of this proposal is to enable PanAgora Asset Management, Inc. ("PanAgora") to continue to serve as the sub-adviser to the Fund.  To do so, the Fund’s Trustees are requesting that shareholders approve a new sub-advisory agreement  (the “New Agreement”) between F.L. Putnam Investment Management Company, the Fund's investment adviser (the "Manager"), and PanAgora, with respect to the Fund.  Approval of the New Agreement will not result in any increase in the fee rate paid by the Fund or its shareholders.  The New Agreement is substantially similar in all material respects to the Adviser's prior sub-advisory agreement with PanAgora.  The effective date of the New Agreement with respect to the Fund will be the date shareholders of the Fund approve the New Agreement.

Based on an analysis of factors described below and upon the recommendation of the Manager, the Trustees of the Fund have approved the Manager's execution of a new investment sub-advisory agreement (the “New Agreement") with PanAgora.  The New Agreement contains substantially the same terms and conditions as the Prior Agreement.  Subject to shareholder approval, the New Agreement will become effective at the close of business on March ___, 2014, and will have an initial duration of two years and continue for successive annual periods thereafter, provided such continuance is approved at least annually by a majority of the Trustees who are not interested persons of the Fund (as the term is used in the Investment Company Act of 1940) (the "Independent Trustees") or by a majority vote of the outstanding voting Shares of the Fund.

Introduction

The Manager, F.L. Putnam Investment Management Company, is the investment adviser and business manager of the Fund pursuant to a Management Agreement dated October 7, 1996 (the "Management Agreement").  Its principal place of business is at 20 William Street, Wellesley, Massachusetts 02481.  The Manager is a wholly-owned subsidiary of F.L. Putnam Securities Company, Incorporated, a financial services holding company.  Its principal offices are at Langley Place, 10 Langley Road, Newton Centre, Massachusetts 02159.  The Manager receives a fee for its services of 0.25% of the average monthly net asset value of the Fund, from which it pays the sub-adviser’s fee of 0.15% of such value.

Pursuant to its authority under the terms of the Management Agreement, the Manager previously executed an investment sub-advisory agreement with PanAgora dated December 14, 2007, which was approved by vote of a majority of the Fund’s Shareholders at a Special Meeting of Shareholders held on that date.

As described more fully below, on October 8, 2013 a  transfer of ownership of certain shares of voting stock of the company which is the majority owner of the Fund occurred (the “Ownership Transfer”)(see “Background Information” below) .  Such  Ownership Transfer may have constituted an “assignment,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the sub-advisory agreement in effect at the time of the  Ownership Transfer (the “Prior Agreement”) between the Fund, PanAgora and the Manager.  As required under the 1940 Act, the Prior Agreement provided for its automatic termination in the event of its assignment.  To avoid disruption of the Fund’s investment management programs, the Board of Trustees of the Fund unanimously approved an interim investment sub-advisory agreement between the Manager and PanAgora in accordance with Rule 15a-4 under the Investment Company Act of 1940.  The interim investment sub-advisory agreement has a term of 150 days from March 7, 2013 (the “Ownership Transfer Date”) and is substantially identical to the Prior Agreement.  At a meeting of the Board of Trustees held on October 22, 2013, the Board unanimously approved a new investment sub-advisory agreement (the “New Agreement”), and recommended that it be submitted to the Fund’s shareholders for approval.  The New Agreement is substantially identical to the Prior Agreement.

Information relating to the New Agreement is set forth below under the “Description of Prior and New Agreements.”

Background Information

PanAgora Asset Management, your fund’s investment sub-adviser, is majority owned (indirectly through other companies) by Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. Until his death on October 8, 2013, The Honourable Paul G. Desmarais controlled a majority of the voting shares of Power Corporation of Canada, directly and through holding companies that he controlled.

Since 1996, Mr. Desmarais’ two sons, Paul Desmarais, Jr. and André Desmarais, have managed the day-to-day affairs of Power Corporation of Canada, serving as Chairman and Co-Chief Executive Officer and President and Co-Chief Executive Officer, respectively. Until his death, The Honourable Paul G. Desmarais served as Director of Power Corporation of Canada and Chairman of the Executive Committee of the Board of Directors. He also served as Director of Power Financial Corporation, a majority-owned subsidiary of Power Corporation of Canada, and continued to exercise voting control over a majority of the voting shares of Power Corporation of Canada. However, he did not participate actively in the management or affairs of PanAgora Asset Management Inc. Paul Desmarais, Jr. and André Desmarais, in addition to their executive roles at Power Corporation of Canada, are active members of the Boards of Directors of numerous subsidiaries of Power Corporation of Canada.

Following Mr. Desmarais’ death, voting control of the shares of Power Corporation of Canada that he owned directly and controlled indirectly was transferred to The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of The Honourable Paul G. Desmarais. (This transfer of voting control of Power Corporation of Canada shares is referred to as the “Transfer” throughout this proxy statement.) There are five trustees of The Desmarais Family Residuary Trust, consisting of Mr. Desmarais’ two sons, Paul Desmarais, Jr. and André Desmarais, his widow, Jacqueline Desmarais, and Guy Fortin and Michel Plessis-Bélair. Under the terms of the trust, the family member trustees (or the family member successor trustees) effectively determine how the shares of Power Corporation of Canada owned or controlled by The Desmarais Family Residuary Trust will be voted. As a practical matter, it is generally expected that, while they serve as trustees, Paul Desmarais, Jr. and André Desmarais will exercise, jointly, voting control over the Power Corporation of Canada shares owned or controlled by the trust.

The trustees have the responsibility to manage the affairs of The Desmarais Family Residuary Trust, which include managing the trust property, distributing income to its designated beneficiaries, voting the shares of Power Corporation of Canada owned or controlled by the trust, and complying with the terms of the trust more generally. The family member trustees determine who will replace any of the trustees, provided that the family member trustees must be replaced with members of the Desmarais family and that the non-family member trustees must be replaced with non-family members. The ultimate beneficiaries of the principal of the trust, including any shares of Power Corporation of Canada owned by The Desmarais Family Residuary Trust, will be determined only upon the occurrence of future events, though it is generally contemplated that current and future members of the Desmarais family will be the ultimate beneficiaries.

The Transfer has not impacted the ownership of any of the companies owned, directly or indirectly, by Power Corporation of Canada. As indicated in the accompanying chart, Power Corporation of Canada continues to own a majority of the voting shares of Power Financial Corporation, which in turn owns a majority of the voting shares of Great-West Lifeco Inc. The address of The Desmarais Family Residuary Trust is 759 Victoria Square, Montreal, Quebec H2Y 2J7. The address of Power Corporation of Canada and Power Financial Corporation is 751 Victoria Square, Montreal, Quebec H2Y 2J3. The address of Great-West Lifeco Inc. is 100 Osborne Street North, Winnipeg, Manitoba, R3C 3A5.

Representatives of Power Corporation of Canada, Power Financial Corporation, and Great-West Lifeco have confirmed that the Transfer will not impact PanAgora Asset Management’s operations. Paul Desmarais, Jr. and André Desmarais, who as trustees of The Desmarais Family Residuary Trust are expected to determine how to vote the shares of Power Corporation of Canada that are controlled by the trust, continue to serve as Co-Chief Executive Officers of Power Corporation of Canada. In these roles, they will continue to oversee the operations and affairs of Power Corporation of Canada and its subsidiary companies, including PanAgora Asset Management. PanAgora Asset Management will continue to operate as a separate business unit within the Power Corporation of Canada group of companies, overseen by its separate Board of Directors, and will retain its existing management team. There are no current plans to make any changes to the operations of the funds as a result of the Transfer.

Although the Transfer is unrelated to, and will not have any impact on, the operations of PanAgora Asset Management and your fund, it is possible that the Transfer, as a technical matter under the 1940 Act, constitutes a “change of control” of PanAgora Asset Management. Under the 1940 Act, which regulates investment companies, investment advisory contracts are required to terminate automatically when there is a change of control of the investment adviser. Fund shareholders must then approve new investment advisory contracts so that the fund may continue to receive advisory services.

Description of New and Prior Agreements

New Agreement: The description of the New Agreement in this Proxy Statement is qualified entirely by reference to the actual New Agreement attached hereto as Exhibit A and marked to show changes from the Prior Agreement.  Under the New Agreement, PanAgora receives a fee from the Manager of 0.15% of the average monthly net asset value of the Fund, which is the same fee it received under the Prior Agreement.  Such fee is paid by the Manager and not by the Fund out of the management fee paid by the Fund to the Manager pursuant to a management agreement between the Fund and the Manager.

The New Agreement provides, subject always to the control of the Trustees and the Manager, that PanAgora will furnish continuously an investment program for the Fund using a list of Acceptable Securities (as defined in the Fund’s Prospectus provided by the Manager), make investment decisions on behalf of the Fund and place all orders of the purchase and sale or portfolio securities and all other investments in accordance with the Fund’s Prospectus and Statement of Additional Information.  See “Portfolio Transactions.”  The New Agreement also requires PanAgora to furnish, at its expense: (1) all necessary investment and management facilities, including salaries of personnel; (2) records relating to the purchase, sale or current status of portfolio securities; (3) provide clerical personnel and equipment necessary for the efficient rendering of investment advice to the Fund; (4) furnish to the Manager such reports and records regarding the Fund and PanAgora as the Manager or the Trustees shall from time-to-time request; and (5) upon reasonable notice, review written references to PanAgora, or its methodology, whether in a prospectus, Statement of Additional Information, sales and marketing materials or otherwise.

The New Agreement provides that it will continue in effect for an initial term of two years from its date of execution and thereafter so long as it is approved at least annually in accordance with the 1940 Act.  The 1940 Act requires that, after the initial two-year term, all sub-advisory agreements be approved at least annually by (1) the vote, cast in person at a meeting called for the purpose, of a majority of the non-interested Trustees and (2) the majority vote of the full Board of Trustees or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.  The New Agreement terminates automatically in the event of its assignment or the termination of the management contract between the Manger and the Fund; and may be terminated without penalty by the Fund (through action of the Fund’s Board of Trustees or a majority of the outstanding voting securities of the Fund) at any time, on written notice to the Manager and PanAgora, by the Manager on at least thirty (but no more than sixty) days’ written notice to PanAgora and by PanAgora on at least thirty (but no more than sixty) days’ written notice to the Manager.  The Board of Trustees reviews any sub-advisory agreements annually.

The New Agreement provides that PanAgora shall not be subject to any liabilities to the Fund or the Manager, or to any shareholder, officer, director or Trustee, for any act or omission in the course of, or connected with, rendering services thereunder, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Prior Agreement: There are no material differences between the New Agreement and the Prior Agreement, except that the New Agreement contains a new effective date.  The Prior Agreement, dated December 14, 2007, was last approved by the Board of Trustees, including a majority of the non-interested Trustees, on August 19, 2013.

Description of PanAgora

PanAgora is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940.  Its main office is located at 470 Atlantic Avenue, 8th Floor, Boston, Massachusetts 02210.  The firm was founded in 1985 and manages $37 billion in assets (as of January, 2014) for pension plans, endowments, foundations, unions, and financial service providers around the globe.  The firm also maintains partnerships in Europe and Asia.  William G. Zink has primary responsibility for sub-advising the Fund’s assets, and will continue in that role under the New Agreement.

The directors and principal executive officers of PanAgora are:

Name	Position
Eric Sorensen	Director, Chief Executive Officer and President
Paul Sutton	Chief Financial Officer and Treasurer
Edward Qian	Chief Investment Officer
George Mussalli	Chief Investment Officer
Michael Turpin	Chief Operating Officer
Robert Orr	Director
Richard Tibbetts	Director
Robert Reynolds	Director
Gregory Tretiak	Director
Yutaka Ideguchi	Director
Keisuke Kawasaki	Director

No Trustee or officer of the Fund is an officer, employee, director or security holder of PanAgora or has any other material direct or indirect interest in PanAgora or in PanAgora’s parents or affiliates.

Description of the Manager and Existing Management Agreement

F.L. Putnam Investment Management Company (the “Manager”) serves as the Fund’s investment manager pursuant to a management contract (the “Management Agreement”) dated October 7, 1996.  The directors and principal executive officers of the Manager are:

Name	Position
John V. Carberry	President/Director
Suzanne Stauffer	Senior Vice President/Director
Ellen Flaherty	Senior Vice President/Director
Meredith Lepper	Director
Alan Gosule	Director
Richard Osterberg	Director

The Fund’s initial shareholders approved an effective overall management and advisory fee level of 0.25% of the average monthly net assets of the Fund, which represented the management fee to be paid to the Manager.  The effective overall management and advisory fee level under the current sub-advisory arrangements remains at 0.25%.  The Manager will manage, supervise and conduct the affairs and business of the Fund and matters incidental thereto.  The Management Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment; and the Management Agreement shall not be amended unless such amendment is approved at a meeting by an affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Manager or of the Advisor.  The Management Agreement will continue in effect only if approved annually by a majority of the Board of Trustees, including a majority of non-interested Trustees, or by the vote of the shareholders of a majority of the outstanding shares of the Fund.

Limitation of Liability

As in the Prior Agreement, PanAgora is not liable to the Fund or to the Manager for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

Termination; Assignment

The New Agreement can be terminated, without penalty, by the Manager on at least thirty days’ (but no more than sixty days) written notice to PanAgora or by PanAgora on at least thirty days’ (but no more than sixty days) written notice to the Manager.  The Fund can also terminate the New Agreement, by either a majority vote of the outstanding voting shares of the Fund or a resolution of the Trustees, on at least thirty days’ (but no more than sixty days) written notice to the other party.  The New Agreement will automatically terminate in the event of its Assignment.

Portfolio Transactions

Subject to the supervision of the Trustees, the Manager and the Sub-Adviser are responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions.  Over-the-counter stocks and bonds are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer.  Orders are placed directly with a principal market maker unless equal or better price and execution can be obtained by using a broker.  In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter generally referred to as the underwriter’s concession or discount.  Certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.  Brokerage commissions are paid on transactions in listed securities, options, futures contracts and options thereon.

The Fund may, from time to time, place brokerage transactions with a broker that may be considered an affiliated person of the Fund or the Manager or the Sub-Adviser.  When such transactions are made, in accordance with Rule 17e-1 under the 1940 Act, commissions paid must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time."

The Manager and the Sub-Adviser are responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Fund and not according to any formula.  The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price.  In selecting broker-dealers and negotiating commissions, the Manager or the Sub-Adviser consider the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition.  When more than one firm is believed to meet these criteria, preference may be given to brokers that provide research or statistical material or other services to the Fund or to the Manager or the Sub-Adviser.  The Manager and the Sub-Adviser are of the opinion that, because this material must be analyzed and reviewed, its receipt and use does not reduce expenses but may benefit the Fund by supplementing the research of the Manager and the Sub-Adviser.

The Manager and the Sub-Adviser may effect portfolio transactions for other investment companies and advisory accounts.  Research services furnished by broker-dealers through which the Fund effects its securities transactions may be used by them in servicing all of their accounts.  In their opinion, it is not possible to measure separately the benefits from research services to each of its accounts, including the Fund.  They will attempt to allocate equitably portfolio transactions among the Fund and other accounts whenever concurrent decisions are made to purchase or sell securities by the Fund and another account.  In making such allocations between the fund and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Fund and the other accounts.  In some cases this procedure could have an adverse effect on the Fund.  In the opinion of the Manager and the Sub-Adviser, however, the results of such procedures will, on the whole, be in the best interest of the Fund.

All brokerage commissions will be allocated by the Sub-Adviser according to the foregoing policies.  The Fund paid brokerage commissions to securities dealers in the amount of $____________ for the fiscal year ended December 31, 2013.  There were no brokerage commissions paid by the Fund to affiliated brokers of the manager or the Sub-Adviser for such fiscal year.

Board Recommendation

At a meeting on October 22, 2013, the Trustees considered such information as they deemed reasonably necessary to enable them to evaluate entering into the proposed New Agreement with PanAgora.  The Trustees, including a majority of the Independent Trustees, voted to submit the proposed New Agreement to the shareholders of the Fund.
The following summarizes the Trustees' review process and the information on which their approval was based:

Nature, Extent and Quality of Services.  The Trustees noted that the Fund would receive the benefit of sub-advisory services of the same quality, scope and cost as provided before the termination of the Prior Agreement, and that the management of PanAgora had not changed as a result of the Ownership Transfer.  The Trustees also noted that the portfolio manager who had managed the Fund under the Prior Agreement would continue to manage the Fund under the New Agreement.  The Trustees were also satisfied that PanAgora (1) was knowledgeable and experienced in the operations of the relevant financial markets and in the laws that are applicable to such operations insofar as they might affect the Fund, and (2) had the personnel, financial resources and standing in the financial community to enable it to continue to discharge its duties under the New Agreement adequately.  The Board evaluated PanAgora’s research and decision-making processes, including methods adopted to ensure compliance with the investment objectives and policies of the Fund.  The Board reviewed and discussed information regarding any litigation pending, threatened or settled involving, PanAgora, as well as the results of any audits, investigations or examinations by the Securities and Exchange Commission or other governmental or regulatory authorities. Based on this review, the Board concluded that the nature, extent and quality of the sub-advisory services provided by PanAgora were adequate and appropriate in light of its past performance managing the Fund and its experience in managing similar assets.

Fees and Expenses.  The Trustees considered the 0.15% fee charged by PanAgora for sub-advisory services to the Fund.  The Trustees found that the fee is very competitive when  compared to fees charged by other investment advisers for similar services.   The Trustees concluded that the sub-advisory fee was reasonable in relation to various industry averages they reviewed for similar funds.

Performance. The Trustees considered the investment performance of the Fund and PanAgora's performance under the Prior Agreement, which consistently met or exceeded the Fund’s benchmark, the S&P 500 Index; the performance of similar funds advised by PanAgora; the financial strength and insurance coverage of PanAgora;  its investment advisory experience and reputation, code of ethics and compliance controls; its administrative support services; and other factors deemed relevant by the Board.

Economies of Scale.  The Board considered whether there will be economies of scale with respect to the management of the Fund.  The Trustees agreed that this was primarily a Fund-level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

 Profitability.  The Board considered the anticipated profits to be realized by PanAgora in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for its services to the Fund.  The Trustees concluded that they were satisfied that PanAgora’s level of profitability from its relationship with the Fund would not be excessive.

Conclusion.  After careful consideration, the Trustees, including the Independent Trustees, believe that entering into a sub-advisory relationship with PanAgora is in the best interests of the Fund and of its shareholders, and therefore, voted to approve the New Agreement.

REQUIRED VOTE

Approval of the New Agreement requires the affirmative vote of a "majority” of the outstanding voting shares of the Fund.  Majority, as defined in the 1940 Act, means the lesser of: (a) 67% of the voting securities of the Fund present at the Special Meeting if more than 50% of the outstanding Shares are present in person or by proxy at the Special Meeting; or (b) more than 50% of the outstanding voting securities of the Fund ("Majority Vote").

THE BOARD OF TRUSTEES,
INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES,
RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR"
APPROVAL OF THE NEW AGREEMENT.

PROPOSAL NO. 2

ELECTION OF TRUSTEES

Background

The Board of Trustees is asking shareholders to elect each of the Trustees currently comprising the Fund’s Board.  Section 16 of the 1940 Act requires that, at all times, at least two-thirds of the Board be comprised of Trustees that have been elected by shareholders.  Currently, five of the proposed Board members have been elected by shareholders.  We are asking that shareholders elect all of the proposed Trustees to ensure continued fulfillment of this regulatory requirement.

All of the nominees for election to the Board of Trustees currently serve as Trustees for the Fund, and have served in that capacity continuously since originally elected or appointed.  Each Trustee will be elected to hold office until their successor(s) is elected and qualified.  Each nominee has consented to being named in this proxy statement and indicated his or her willingness to serve if elected.  In the unanticipated event that any nominee should be unable to serve, the persons named as proxies may vote for such other person as shall be designated by the Fund’s Board of Trustees.  The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) FOR the election of nominees named below as Trustees of the Fund.

Information Concerning the Nominees

The following table sets forth each nominee as well as officer of the Fund, his or her name, address, age, position with the Fund, term of office and length of service with the Fund, principal occupation of employment during the past five years and other directorships held at February ____, 2014.

Except for David W.C. Putnam and George Violin, none of the nominees are “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.  Mr. Putnam is a director and a principal stockholder (indirectly) of the Fund’s Manager, and Dr. Violin’s son is employed by the Manager.  Patricia Tower and Sister Mary George O’Toole are the two nominees who have not previously been elected to serve as Trustees by vote of the Fund’s shareholders, having been appointed by the Board to fill vacancies in March ___, 2012.

Nominees who are Interested Trustees
Name, Address* and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships
David W.C. Putnam** F.L. Putnam Securities Co. 10 Langley Road, Suite 400 Newton Centre, MA 02459 (74)	Trustee, President and Secretary	Since 1996
President and Director, F.L. Putnam Securities Company, Inc., F.L. Putnam Investment Management Co.; former President and Director of F.L. Putnam Investment Management Company; Director, Atlas Water Co.; former Trustee, ING Mutual Funds (formerly  Northstar and Advest Funds; former Director and Treasurer, Asian American Bank & Trust Co., Boston, MA

George A. Violin, M.D.** 16 Main Street Dover, MA 02030 (69)	Trustee	Since 1998	Physician; Principal, Ambulatory Surgical Centers of America, L.L.C.
Nominees who are Not Interested Trustees
Name, Address* and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships
Howard R. Buckley 20Appletree Drive South Portland, ME 04106 (78)	Trustee	Since 1996	President, Chief Executive Officer and Director, Mercy Health Systems of Maine, 1993-2000 (Retired)
Sister Anne Mary Donovan, SND 447 Chestnut Hill Avenue Brookline, MA 02146 (72)	Trustee	Since 1996	Treasurer, Emmanuel College, Boston; Treasurer, Boston Province of the Sisters of Notre Dame de Namur
Sister Mary George O’Toole St. Joseph’s College of Maine 278 Whites Bridge Road Standish, Maine 04084 (79)	Trustee	Since 2012	Archivist, St. Joseph’s College of Maine; former Vice President for Sponsorship and Mission Integration, St. Joseph’s College of Maine

Patricia Tower 26 Stonecleave Road North Andover, MA 01845 (52)	Trustee	Since 2012	Director of Finance, Sisters of Notre Dame de Namur; Associate Treasurer, Emmanuel College

Reverend Joel M. Ziff, CPA 344 Cambridge Road Plymouth Meeting, PA 19462 (81)	Trustee and Chairman of Board and Audit Committee	Since 1996	Partner (retired) of Arthur Andersen & Co., accountants; Director, Catholic Health East

*The address of each of the Trustees for correspondence is the address of the Fund.
**Mr. Putnam and Dr. Violin  are  “interested persons” of the Fund as defined in the Investment Company Act of 1940 by reason of their affiliation with the Fund and the Manager.

Board Meetings and Committees

The Fund’s Board held four regular meetings during the fiscal year ended December 31, 2013.  The Board has also established two standing committees in connection with the governance of the Fund; an Audit Committee and a Nominating Committee.  For the fiscal year ended December 31, 2013, each incumbent Nominee attended at least 75% of the aggregate of (1) the total number of meetings of the Board during the period for which he or she was a Trustee; and (2) the total number of meetings held by Fund committees during the period for which he or she was a Trustee.

Audit Committee: The Board has an Audit Committee consisting of all the Trustees who are not “interested persons” as defined in the 1940 Act.  In addition, the members of the Audit Committee are also “independent,” as defined in NASDAQ listing rule 5605(a)(2).  Joel M. Ziff, CPA, is the chairman of the Audit Committee.  The Audit Committee oversees the Fund’s financial reporting process, including the Fund’s financial statements, reviews the Fund’s internal controls and internal controls of certain service providers, ascertains the independence of the Fund’s auditors, reviews audit results, reviews and recommends annually to the Fund a firm of independent certified public accountants, and acts as liaison between the Fund’s independent auditors and the full Board of Trustees.  The Audit Committee met once during the fiscal year ended December 31, 2013.  The Board has adopted a written Charter for the Audit Committee, which is attached hereto as Exhibit B.

Nominating Committee: The Board has a Nominating Committee consisting of all the Trustees who are not “interested persons,” each of whom is an independent trustee as stated above.  The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is from time to time considered necessary or appropriate.  The Board does not currently have a written Charter for the Nominating Committee.

The Nominating Committee will review shareholders’ nominations to fill vacancies on the Board.  Recommendations for consideration to the Nominating Committee should be sent to the President of the Fund in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Fund’s By-Laws.  In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Fund at the principal executive offices of the Fund not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on.

In identifying and evaluating nominees for Trustee, the Nominating Committee seeks to ensure that the Board of Trustees possess, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and also seeks to ensure that the Board of Trustees is comprised of trustees who have broad and diverse backgrounds.  The Nominating Committee looks at each nominee on a case-by-case basis.  In looking at the qualification of each candidate to determine if his or her election would further the goals described above, the Nominating Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge.  However, the Board of Trustees believes that to be recommended as a nominee, whether by the Nominating Committee or at the suggestion of a shareholder, each candidate must: (1) display the highest personal and professional ethics, integrity and values; (2) have the ability to exercise sound business judgment; (3) must be highly accomplished in his or her respective field; (4) have a relevant expertise and experience; (5) be able to represent all shareholders and be committed to enhancing long-term shareholder value; and (6) have sufficient time available to devote to activities of the Board of Directors and to enhance his or her knowledge of the Fund’s business.

Compensation of the Trustees and Officers

None of the Trustees or officers of the Fund have engaged in any financial transactions with the Fund during the fiscal year ended December 31, 2013.

The Trustees of the Fund (except David Putnam, who receives no fee) receive an annual retainer of $3,000, payable in semi-annual installments, and an additional $1,000 (currently Sister Anne Mary Donovan) for work in connection with the voting of proxies by the Fund.

The following table reflects the compensation paid by the Fund to each Trustee for the fiscal year ended December 31, 2013.

Name of Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund’s Expenses	Total Compensation from Fund and Fund Complex
David W.C. Putnam	$0	$0	$0
Howard R. Buckley	$3,000	$0	$3,000
George A. Violin	$3,000	$0	$3,000
Joel M. Ziff	$3,000	$0	$3,000
Patricia Tower	$3,000	$0	$3,000
Sr. Anne Mary Donovan	$4,000	$0	$4,000
Sr. Mary George O’Toole	$3,000	$0	$3,000

Management Ownership

To the knowledge of the Fund’s management, before the close of business on ___________, 2014, the officers and Trustees of the Fund owned, as a group, ______% of the shares of the Fund.  In addition, the following table shows the dollar range of shares beneficially owned by each Trustee in the Fund as of _________________, 2014:

Name of Person/Position	Aggregate Dollar Amount of Equity Securities Beneficially Owned
Howard R. Buckley	$25,393
Sr. Anne Mary Donovan	$52,070
Patricia Tower	0
Sr. Mary George O’Toole	0
David W.C. Putnam	$275,170
George Violin	$265,054
Joel M. Ziff	0

Trustee Transactions with Fund Affiliates

As of February ___, 2014, neither the Independent Trustees nor members of their immediate family owned securities beneficially or of record in the Manager, PanAgora, or their affiliates.

THE BOARD RECOMMENDS
THAT THE SHAREHOLDERS VOTE “FOR”
THE ELECTION OF EACH NOMINEE.

REQUIRED VOTE

At the Meeting, the shareholders of the Fund will vote on the election of David W.C. Putnam, Howard R. Buckley, George A. Violin, Joel M. Ziff, Patricia Tower, Sister Anne Mary Donovan and Sister Mary George O’Toole as Trustees to the Fund.

The affirmative vote of the holders of a plurality of the shares of the Fund voted at the Meeting is required to elect the Trustees.  This means that the seven nominees receiving the greatest number of votes will be elected to the Board of Trustees.

ADDITIONAL INFORMATION CONCERNING THE FUND

Submission of Shareholder Proposals

The Fund has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Fund’s Proxy Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Fund’s proxy materials must be received by the Fund within a reasonable time before the solicitation is made.  The fact that the Fund receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.

The Meeting is a special meeting of shareholders.  The Fund is not required to, and does not intend to, hold annual meetings of its shareholders.  If such an annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal or notice of the proposal, if the shareholder chooses not to include the proposal in the Fund’s proxy materials, to the Secretary of the Fund at Langley Place, 10 Langley Road, Newton Centre, Massachusetts 02459 within a reasonable time prior to the Fund printing and mailing its proxy materials in accordance with, respectively, Rule 14a-8 or Rule 14a-4(c) under the Securities Exchange Act of 1934.

Shareholders’ Request for Special Meeting

Shareholders holding at least 25% of the Fund’s outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of the Fund’s shareholders for the purpose of voting on the removal of any Trustee.  Meetings of the Fund’s shareholders for any other purpose will also be called by the Secretary when requested in writing by shareholders holding at least 25% of the Shares then outstanding.

____________________, 2014

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING
ARE THEREFORE URGED TO COMPLETE, SIGN, DATE,
AND RETURN THE PROXY AS SOON AS POSSIBLE
IN THE ENCLOSED POSTAGE PAID ENVELOPE.

THE PRINCIPLED EQUITY MARKET FUND

THIS SOLICITATION IS BEING MADE ON BEHALF OF
THE BOARD OF TRUSTEES

The undersigned, by completing this form, does hereby appoint David W.C. Putnam, Christopher Williams and Peter K. Blume, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund referenced herein (the "Fund") which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at 10:00 a.m. Eastern  time on ________________, 2014 at the offices of the Fund, 20 William  Street, Wellesley, Massachusetts 02481 and at any adjournments thereof (the "Meeting").

The shares represented by this proxy will be voted as directed below, or if no direction is indicated, will be voted FOR the proposal listed below.  If a proxy is not received from a particular shareholder, then votes attributable to his shares will be allocated in the same ratio as votes for which instructions have been received.

1.	To approve or disapprove a new investment sub-advisory agreement to be entered into with PanAgora Asset Management, Inc. with respect to the Fund.	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.
To elect the following Trustees of the Fund to hold office until their respective successor(s) have been duly elected and qualified: 1) Howard R. Buckley, 2) Mary Ann Donovan, 3) Patricia Tower  4) Mary George O’Toole, 5) David W.C. Putnam, 6)George Violin, and 7) Joel M. Ziff
	FOR ALL ☐	AGAINST ALL ☐	FOR ALL EXCEPT ☐ (as marked below)*	ABSTAIN ☐

*To withhold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) on the line below:

The undersigned, by completing this form, does hereby request that the proxies be authorized to exercise their discretion in voting upon such other business as may properly come before the meeting.

TOTAL VOTES (EQUIVALENT SHARES) AS SHOWN BELOW

PLEASE VOTE, DATE, SIGN EXACTLY AS YOUR NAME APPEARS BELOW AND RETURN THIS FORM IN THE ENCLOSED SELF-ADDRESSED ENVELOPE TO:

THE PRINCIPLED EQUITY MARKET FUND
c/o Cardinal Investment Services, Inc.
5072 Annunciation Circle, Suite 317
Ave Maria, Florida 34142

YOU MAY ALSO FAX YOUR COMPLETED AND SIGNED PROXY TO THE FUND AT 239-236-1514

IF JOINT OWNERS, EITHER MAY SIGN THIS PROXY.  When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

NOTE:  The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement, and revokes any proxy heretofore given with respect to the votes covered by this proxy.

Dated _______________________, 2014
Signature(s)

Account No. ______________

Shares of Record ___________	Title(s), if applicable

EXHIBIT A

NEW SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT

BETWEEN

PANAGORA ASSET MANAGEMENT, INC.

AND

F.L. PUTNAM INVESTMENT MANAGEMENT COMPANY

FOR THE

PRINCIPLED EQUITY MARKET FUND

SUB‑ADVISORY AGREEMENT

AGREEMENT made as of  ______________ by and between PanAgora Asset Management, Inc. (the "Sub‑Adviser"), and F. L. Putnam Investment Management Company, (the "Manager").

W I T N E S S E T H :

WHEREAS, the Principled Equity Market Fund, a Massachusetts business trust (the "Fund"), is engaged in business as a closed‑end management investment company and is so registered under the Investment Company Act of 1940, as amended; and

WHEREAS, each of the Manager and the Sub‑Adviser is engaged in the business of rendering investment advisory services and is registered under the Investment Advisers Act of 1940, as amended; and

WHEREAS, the Fund desires to retain the Manager to furnish management services and the Manager desires to retain the Sub‑Adviser to furnish certain of such services, with the approval of the Fund;

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

(a)	Services Rendered and Expenses Paid by the Sub‑Adviser.

The Sub‑Adviser, subject to the control, direction and supervision of the Board of Trustees of the Fund and in conformity with applicable laws, this Agreement, the Fund's Declaration of Trust, By‑Laws, registration statements and amendments thereto, prospectuses and statements of additional information as in effect from time to time, and stated investment objectives, policies and restrictions, shall, at its own expense:

(i)            with full discretion manage the investment and reinvestment of securities which have been selected by the Manager and designated by the Manager as Acceptable securities as described in the Fund's current prospectus from time to time; and

(ii)            with full discretion place all orders for the purchase and sale of such investments and, as requested by the Manager from time to time, other investments for the Fund's account with brokers or dealers selected by the Sub‑Adviser or the Manager.

(b)            In performing the services described in sub‑paragraph (ii) above, the Sub‑Adviser shall seek to obtain for the Fund the most favorable price and execution available. The Sub‑Adviser may, to the extent authorized by law, cause the Fund to pay a broker or dealer that provides brokerage or research services to the Sub‑Adviser or the Manager or their affiliates an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Sub‑Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale, or retention of any investment on the recommendation of the Sub‑Adviser; provided, however, that nothing herein contained shall be construed to protect the Sub‑Adviser against any liability to the Fund or the Manager by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under this Agreement.

(c)	Role of the Sub‑Adviser.

(i)            The Sub‑Adviser, and any person controlling, controlled by or under common control with the Sub‑Adviser, shall be free to render similar services to others and to engage in other activities, so long as the services rendered to the Fund are not impaired.

(ii)            Except as otherwise required by the Investment Company Act of 1940, as amended, any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Sub‑Adviser, and in any person controlling, controlled by or under common control with, the Sub‑Adviser, and the Sub‑Adviser, and any person controlling, controlled by or under common control with the Sub‑Adviser, may have an interest in the Fund.

(iii)            Except as otherwise agreed, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder, the Sub‑Adviser shall not be subject to liability to the Fund or the Manager for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

(d)	Compensation of the Sub‑Adviser.

(i)            As full compensation for the services rendered, facilities furnished and expenses paid by the Sub‑Adviser under this Agreement, the Manager agrees to pay to the Sub‑Adviser a fee at the annual rate of .15% of the Fund's average monthly net assets. Such fee shall be accrued and paid at such intervals, not less frequently than monthly, as soon as practicable after the end of each month or shorter period. For purposes of calculating such fee, the Fund's average monthly net assets shall be determined in the manner provided in the Fund's prospectus and statement of additional information.

(ii)            If the Sub‑Adviser shall serve for less than the whole of any period, the foregoing compensation shall be prorated.

(e)	Term and Termination.

(i)            This Agreement shall become effective on the date hereof, shall remain in full force and effect for two years from the date hereof and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance is approved at least annually by the Manager and (i) by either the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund and in either event and (ii) by vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(ii)            This Agreement may be terminated at any time without the payment of any penalty by vote of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund or by the Manager, or the Sub‑Adviser on not more than sixty (60) days, nor less than thirty (30) days, written notice to the other party, or upon such shorter notice as may be mutually agreed upon.

(iii)            This Agreement shall automatically terminate in the event of its assignment.

(f)                 Miscellaneous. For the purposes of this Agreement, the terms "affiliated person," "assignment," "interested person," and "majority of the outstanding voting securities" shall have their respective meanings defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, subject, however, to such exemptions as may be granted to either the Manager or the Fund by the Securities and Exchange Commission, and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

(g)                Limitation of Liability of the Trustees and Shareholders.

A copy of the Declaration of Trust of the Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund but are binding only upon the assets and property of the Fund.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed as of the date first written above.

F. L. PUTNAM INVESTMENT MANAGEMENT COMPANY

By: [Signature Omitted]

PANAGORA ASSET MANAGEMENT, INC.

By: [Signature Omitted]

Accepted and approved as of the date first above‑written:

THE PRINCIPLED EQUITY MARKET FUND

By: [Signature Omitted]

EXHIBIT B

AUDIT COMMITTEE CHARTER

Audit Committee Membership

The Audit Committee (“Committee”) shall be composed entirely of Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the F.L. Putnam Investment Management Company (“Adviser”), PanAgora Asset Management, Inc. (“Sub-Adviser”) or any other service provider to the Fund.

Purposes

1.	The Committee shall oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers.

2.	The Committee shall oversee the quality and objectivity of the Fund’s financial statements and the independent audit thereof.

3.	The Committee shall act as a liaison between the Fund’s independent auditors and the full Board of Trustees (“Board”).

The function of the Committee is oversight; it is Fund management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditor’s responsibility to plan and carry out a proper audit.

Duties and Powers

To carry out its purposes, the Committee shall have the following duties and powers:

1.	To recommend the selection, retention or termination of independent auditors and, in connection therewith, to evaluate the independence of the independent auditors, including whether the independent auditors provide any consulting services to the Adviser (or Distributor, if any) and to receive the independent auditors’ specific representations as to their independence;

2.	To meet with the Fund’s independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audit(s); (iii) to consider the independent auditors’ comments with respect to the Fund’s financial policies, procedures and internal accounting controls and Fund management’s responses thereto; and (iv) to review the form of opinion the independent auditors propose to render to the Board and shareholders;

3.	To consider the effect upon the Fund of any changes in accounting principles and practices proposed by Fund management or the independent auditors;

4.	To review the fees charged by the independent auditors for audit and non-audit services, and to consider the types of non-audit services performed, if any, the fees involved, and whether the non-audit services performed and the fees involved in that connection were consistent with the auditor’s independence;

5.	To investigate improprieties or suspected improprieties in fund operations of which the Committee becomes aware; and

6.	To report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

7.	To retain special counsel and other experts, consultants and auditors at the expense of the Fund which are necessary or advisable in its judgment to assist the Committee in discharging its responsibilities.

Other Powers and Responsibilities

1.	The Committee shall meet on a regular basis, at least annually, and is empowered to hold special meetings as circumstances require. Minutes of all meetings of the Committee shall be submitted to the Board.

2.	The Committee shall meet regularly with Management of the Fund and with internal auditors, if any, for the Adviser, including any officers certifying the Fund’s Form N-CSR, to review and discuss any officer’s certifications, reports, and disclosures to be filed with the Securities and Exchange Commission on behalf of the Fund.

3.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

4.	The Committee shall establish procedures for: (a) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Fund or its service providers of concerns regarding questionable accounting or auditing matters.

5.	The Committee shall review this Charter as necessary and recommend any material changes to the full Board.